FSIC III

RISK FACTORS

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in the "Risk Factors" section of our prospectus before deciding to invest in shares of our common stock. The following are some of the risks an investment in our common stock involves:

- Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, if at all, it is unlikely that you will be able to sell your shares. While we intend to conduct quarterly tender offers for our shares, only a limited number of shares will be eligible for repurchase and we may amend, suspend or terminate the share repurchase program at any time. In addition, any such repurchases will be at a 10% discount to the current offering price on the date of repurchase.
- An investment in our shares is not suitable for you if you might need access to the money you invest in the foreseeable future.
- You may not have access to the money you invest for an indefinite period of time.
- We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and illiquid.
- Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.
- An investment strategy focused primarily on privately-held middle-market companies presents certain challenges, including the lack of available information about these companies.
- Investing in middle-market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We may borrow funds to make investments, which may increase the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.
- This is a "best efforts" offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.
- FSIC III is a long-term investment for persons of adequate financial means who have no need for liquidity in their investment. To invest in FSIC III, an investor must have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Some states impose higher suitability standards. Please consult the prospectus for a detailed description of the suitability standards imposed on investors, including heightened standards required by certain states.
- Our distributions to stockholders may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees that are subject to repayment to our affiliate, Franklin Square Holdings, L.P., or Franklin Square Holdings. Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursements by Franklin Square Holdings may not continue in the future. If Franklin Square Holdings were not to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions may come from offering proceeds or borrowings.The repayment of any amount owed to Franklin Square Holdings will reduce the future distributions to which you would otherwise be entitled.

FS^2 Capital Partners, LLC (FS^2 Capital), the dealer manager for the public offering, is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS^2 Capital's due diligence obligations under the federal securities laws. FS^2 Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS^2 Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

Investing in FSIC III is considered speculative and involves a high level of risk, including the risk of a substantial loss of investment. Please see the Risk Factors here and in FSIC III's prospectus as supplemented and amended, to read about the risks that an investor should consider before buying FSIC III's shares.



FSIC III: an alternative core income fund

Finding dependable sources of meaningful income in today's low interest rate environment can be challenging. Investors are looking for income that will enhance their portfolios—and their lifestyles—while diversifying their investments. FS Investment Corporation III (FSIC III) seeks to provide a solution to those challenges.

FSIC III seeks to generate current income and to a lesser extent, capital appreciation.

It is intended for investors who want access to:

A PROVEN MANAGEMENT TEAM with the experience to navigate uncertain markets

ALTERNATIVE CORE INCOME investments that behave differently than traditional investments

A DEFENSIVE INVESTMENT APPROACH focused on current income, diversification and capital preservation

INVESTING IN A RISING INTEREST RATE ENVIRONMENT

With interest rates near historical lows, if rates go up, the value of fixed-rate investments, such as bonds may decline. Adding FSIC III to your fixed income portfolio may help protect it from rising interest rates. FSIC III is managed by experts in alternative credit who have significant experience investing in changing market environments.

INTEREST RATES ARE CURRENTLY AT HISTORIC LOWS


11.9%
INTEREST RATES
BOND PRICES
INTEREST RATES
BOND PRICES
3.9%
1980
2013
2014
YTD

Source: Bloomberg, as of 12/31/2013. 30-Year Treasury Bond from 1/1/1980-12/31/2013. This data is for illustrative purposes only and is not indicative of any investment. An investment cannot be made directly in an index.

Access: a proven management team

FSIC III is managed by Franklin Square Capital Partners and sub-advised by GSO Capital Partners*, the credit platform of Blackstone.

FRANKLIN SQUARE CAPITAL PARTNERS

ASSETS UNDER MANAGEMENT AS OF SEPTEMBER 30, 2013

$9.2 billion

NUMBER OF INVESTORS AS OF SEPTEMBER 30, 2013

145,000+

FRANKLIN SQUARE AND GSO / BLACKSTONE'S COMMITMENT ACROSS ALL OF FRANKLIN SQUARE'S FUNDS

over $100 million

INNOVATIVE ALTERNATIVES FOR THE INVESTING PUBLIC

FRANKLIN SQUARE CAPITAL PARTNERS (Franklin Square) is a leading manager of alternative investment funds designed to enhance investors' portfolios by providing access to asset classes, strategies and asset managers that typically have been available to only the largest institutional investors. The firm's funds offer endowment-style investment strategies that help investors diversify their portfolios and manage risk.

ACCESS TO AN INNOVATIVE INVESTMENT

FSIC III is a business development company, or BDC. A BDC allows individual investors, at low investment minimums, to invest in the same types of private companies as do large institutions, endowments and wealthy individuals. Franklin Square, the world's largest manager of BDC assets, introduced the first non-traded BDC to provide individuals with an attractive alternative investment solution built on a fund structure that has periodic disclosure requirements as a regulated investment.

BENEFITS OF A BDC FROM FRANKLIN SQUARE

1940 ACT PROTECTIONS

As a BDC, FSIC III offers the following protections:

- Portfolio holdings and the estimated value of the Fund are fully disclosed in periodic filings with the SEC
- Independent board oversees fund management
- Independent custodian holds all assets

CONTINUOUS OFFERING

Capital to deploy in both up and down markets

LONG-TERM INVESTMENT

FSIC III's structure provides the opportunity for investments to achieve anticipated results over time

NAV-BASED PRICING

Share price tracks FSIC III's fair value (its net asset value)

*"GSO / Blackstone" refers to GSO / Blackstone Debt Funds Management LLC, a subsidiary of GSO Capital Partners LP ("GSO Capital Partners").



LEADING MANAGERS OF
ALTERNATIVE CREDIT

GSO
CAPITAL PARTNERS
A Blackstone Company

GSO CAPITAL PARTNERS ASSETS UNDER MANAGEMENT AS OF DECEMBER 31, 2013:
$65 billion

ONE OF THE LARGEST
alternative lenders in the world

SCALE AND EXPERTISE

GSO CAPITAL PARTNERS, the credit platform of Blackstone, is one of the largest global managers of senior secured loans and non-investment grade credit. Their scale and expertise allow them to provide financing solutions that can enhance a business's financial flexibility, while seeking to capture opportunities for investors.

BLACKSTONE is a global leader in the alternative asset management industry with over $266 billion in assets under management (as of December 31, 2013). Blackstone has more than 1,500 limited partners, including public and corporate pension funds, academic endowments and charitable foundations from over 52 countries.

BLACKSTONE'S INVESTORS BY CATEGORY*


34%
19%
15%
13%
10%
5%
4%
Public pension
Corporate pension
Financial institutions
Sovereign wealth funds
Private wealth
Foundations/ endowments
Other

*Source: Blackstone. As a percentage of committed capital for investment funds as of December 31, 2012. Numbers may not sum due to rounding.

Access: alternative core income

FSIC III invests primarily in senior secured loans and can offer investors access to exclusive investments in private U.S. companies to provide an alternative source of income.

Investing in private companies involves a number of risks including reduced access to capital, diminished ability to withstand financial distress, and limited liquidity. Please see FSIC III's prospectus for a complete list of risks.

INVESTING IN THE BACKBONE OF THE U.S. ECONOMY

Private U.S. companies represent a wide range of industries and sectors—from manufacturing and healthcare to energy and technology companies. FSIC III provides access to the debt of many of those private companies.

PRIVATE U.S. COMPANIES REPRESENT:



99%
OF ALL U.S. COMPANIES

$3.84
TRILLION OF U.S. PRIVATE SECTOR GDP

86%
OF ALL COMPANIES WITH 500+ EMPLOYEES

Source: Corporate Investment and Stock Market Listing: A Puzzle?, John Askar and Alexander Ljungqvist, NYU Stern School of Business, 4/22/2013; The market that moves America, The Ohio State University and General Electric Capital Corporation, 2011.

INVESTING WITH EXCLUSIVE ACCESS TO PRIVATE INVESTMENTS

FSIC III invests in both syndicated loans and proprietary investments. Syndicated loans are widely available to investors through mutual funds. Proprietary investments are more exclusive and may offer economic benefits not otherwise available in the broadly syndicated market. Typical characteristics of these investments include:

PROPRIETARY INVESTMENTS/ ORIGINATIONS	SECONDARY MARKET/ SYNDICATED LOANS
Privately negotiated between company and FSIC III	Arranged by large banks and sold to many investors
Less liquid	Liquid market
Higher yields	Large issuers
Fewer participants	More participants



INVESTING AT THE TOP OF THE CAPITAL STRUCTURE: SENIOR SECURED LOANS

Companies can finance their businesses in one of two ways—by borrowing money (debt) or by selling an interest in the company (equity). The combination of debt and equity form a company's capital structure.

Senior secured loans are at the top of the capital structure. This seniority has historically translated to a higher level of certainty that lenders will be repaid in the event of a default. Senior secured loans are "secured" by a company's assets such as plants, property and equipment, and generally have the lowest loss rate of all corporate securities. There is no guarantee that the assets providing collateral will maintain its value and it is possible to lose money investing in senior secured loans.

THE ADVANTAGES OF SENIOR SECURED LOANS

RISK		BACKED BY COLLATERAL
LOWER	Senior secured loans FIRST AND SECOND LIEN LOANS	yes
	Unsecured debt HIGH-YIELD DEBT	no
HIGHER	Equity	no

GM

THE GM STORY

When U.S. automaker General Motors went into bankruptcy in 2009, shares of GM, which peaked at $90 in 2000, became worthless. Holders of unsecured bonds saw virtually a complete loss of principal. GM's senior secured loans were the only assets to be repaid in full, underscoring the importance of seniority when considering investing in corporate debt.

PERCENT RECOVERED AFTER GM'S BANKRUPTCY:

SENIOR SECURED LOANS:
100%

UNSECURED DEBT:
<20%

EQUITY:
0%

Access: income, diversification and a hedge against rising interest rates

FSIC III invests primarily in floating rate senior secured loans of private U.S. middle-market companies with the objectives of generating current income and, to a lesser extent, long-term capital appreciation.

INCOME: SENIOR SECURED LOANS MAY PROVIDE CONSISTENCY

Senior secured loans may provide a steady income stream that can supplement traditional sources of income.

Total return of senior secured loans consists of both income received from monthly interest payments (annual income), if any, well as any appreciation or depreciation in value (price return). Average annual interest return refers to the average annual income generated by the Credit Suisse Leveraged Loan Index from 1/1/1994–12/31/2013 and does not include share price appreciation or depreciation.

SENIOR SECURED LOANS HAVE DELIVERED STEADY INCOME, PROVIDING A SOLID BASE FOR RETURNS

AVERAGE ANNUAL INTEREST RETURN OVER 20 YEARS: 6.62%

1993 — 2013

Source: Credit Suisse Leveraged Loan index, 1/1/94–12/31/13. This data is for illustrative purposes only and is not indicative of any investment. An investment cannot be made directly in an index.

DIVERSIFICATION: LOW CORRELATION TO TRADITIONAL ASSET CLASSES

When constructing an investment portfolio, the goal is to have strong performance without significant swings in returns. No single investment offers the ability to smooth returns completely—but finding a combination of investments that perform differently can help.

To build that combination of investments, investors are increasingly seeking alternatives that behave differently than traditional investments. A measure of how investments move up and down together through different market cycles is known as correlation.



LOW CORRELATION ADDS DIVERSIFICATION

Senior secured loans exhibit low correlation to traditional asset classes, such as publicly traded stocks and bonds, and may help smooth out volatility, as they tend to behave differently than many traditional investments. Remember that diversification and asset allocation neither guarantee a profit nor eliminate the risk of loss of principal.

HOW CORRELATION IMPACTS DIVERSIFICATION:

Correlation	
Negative correlation (<0.0)	More diversified
Low correlation (0.0–0.3)	
Moderate correlation (0.3–0.7)	
High correlation (0.7–1.0)	Less diversified

FIXED INCOME ASSET CLASS CORRELATION TO BARCLAYS U.S. AGGREGATE INDEX JANUARY 1, 2013–DECEMBER 31, 2013


-0.45
Senior secured loans
-0.02
High yield bonds
U.S. Treasuries
0.92
Emerging market debt
0.96
Investment grade bonds
0.97

Source: Bloomberg, as of 12/31/2013. Senior Secured Loans: Credit Suisse Leveraged Loan Index; Investment Grade Bonds: Bank of America Merrill Lynch U.S. Corporate; Emerging market debt: J.P. Morgan Emerging Market Bond Index; U.S. Treasuries: Bank of America Merrill Lynch U.S. Treasury Index; High Yield Bonds: Bank of America Merrill Lynch U.S. High Yield Index. This data is for illustrative purposes only and is not indicative of any investment. An investment cannot be made directly in an index.



Preparing for rising interest rates

Senior secured loans have outperformed during periods of rising rates.

With interest rates near historical lows, investors should prepare for interest rates to go up.

LIBOR 3-MONTH RATE HISTORY
1990–2013

1990	7.57%
1995	5.65%
2000	6.40%
2005	4.52%
2010	0.30%
2013	**0.24%**

Source: British Banker's Association, as of 12/31/2013. Rates shown as of 12/31.

In the event of a rising interest rate environment, payments under floating rate debt instruments would rise and there may be a significant number of issuers that may be unable to repay their loans. Investments in floating rate instruments may decline if the associated interest rates do not rise as much, or as quickly, as market interest rates.

Senior secured loans typically have floating interest rates, meaning the interest rate automatically adjusts or "floats" as market interest rates rise. As a result, the value of senior secured loans tends to be more stable as compared to fixed-rate investments during periods of rising interest rates.

PERFORMANCE DURING PERIODS OF RISING INTEREST RATES

This chart compares average total return during periods of rising interest rates over the past 20 years.


5.10%
Senior secured loans
U.S. Treasuries
-7.30%
Corporate bonds
-2.30%
4.00%
High yield bonds

Source: Bloomberg, as of 12/31/2013. Periods shown are: 1/28/94–5/9/94, 8/17/94–11/7/94, 7/7/95–8/23/95, 1/31/96–6/28/96, 9/30/98–1/21/00, 11/7/01–4/1/02, 6/13/03–9/2/03, 3/22/04–6/14/04, 6/27/05–6/27/06, 3/17/08–6/13/08, 12/30/08–6/10/09, 11/30/09–4/5/10, 10/8/10–2/8/11, 9/22/11–10/27/11, 1/31/12–3/19/12, 7/24/12–9/14/12, 5/1/13–12/31/13. Indices used: Senior Secured Loans: Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the US dollar-denominated leveraged loan market. Leveraged loans are subject to three major risk factors, which include interest rate risk, credit risk and liquidity risk. U.S. Treasuries: Bank of America Merrill Lynch U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. Corporate Bonds: Barclays U.S. Aggregate Total Return Value Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. Bond investing involves significant risk including interest rate risk and credit risk that may result in the loss of principal. High Yield Bonds: Bank of America Merrill Lynch U.S. High Yield Index is comprised of U.S. dollar denominated below investment grade corporate debt securities publicly issued in the U.S. domestic market. Risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. This data is for illustrative purposes only and is not indicative of any investment. An investment cannot be made directly in an index.

FS^2 Capital Partners, LLC (FS^2 Capital), the dealer manager for the public offering, is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS^2 Capital's due diligence obligations under the federal securities laws. FS^2 Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS^2 Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

FS^2 Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104
877-372-9880 | www.fs2cap.com | Member FINRA/SIPC

FSIC III may fit within your overall investment strategy. It is intended for investors:

- **Looking for current income and, to a lesser extent, capital appreciation**
- **Seeking to diversify their fixed income portfolio for a rising interest rate environment**
- **Who want a defensive investment approach focused on long-term performance and principal protection**

To find out more, please consult with your financial advisor. You can also ask for a prospectus and visit our website, www.franklinsquare.com.

Working with the right financial advisor is a vital part of having a sound financial plan, particularly when considering alternative investments. This is why Franklin Square Capital Partners' funds are only available through financial advisors.

A financial advisor can help you assess your financial goals based on your investment time frame and understand your tolerance for risk. Using these factors, your advisor can help you allocate your portfolio according to your financial situation, as well as understand the risks and rewards of various investments.